Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Borqs Technologies, Inc. (the “Company”) for the quarter ended September 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of Pat Sek Yuen Chan, Chairman and Chief Executive Officer of the Company, and Anthony K. Chan, Chief Financial Officer of the Company, certifies, to his best knowledge and belief, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 20, 2017	/s/ Pat Sek Yuen Chan
Pat Sek Yuen Chan Chairman and Chief Executive Officer

Date: November 20, 2017	/s/ Anthony K. Chan
Anthony K. Chan Chief Financial Officer